Exhibit 10.77

FOURTH AMENDMENT

TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Fourth Amendment To Amended and Restated Loan And Security Agreement (the “Amendment”) dated as of July 17, 2006, is entered into by and among WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), a California corporation formerly known as Congress Financial Corporation (Western) (“Lender”), and GUESS ?, INC., a Delaware corporation (“Guess”), GUESS? RETAIL, INC., a Delaware corporation, and GUESS.COM, INC., a Delaware corporation, jointly and severally as co-borrowers (each a “Borrower” and collectively, the “Borrowers”), with reference to the following facts:

RECITALS

A.                                   Lender is extending various secured financial accommodations to the Borrowers upon the terms of that certain Amended and Restated Loan and Security Agreement dated as of December 20, 2002, as previously amended by that certain First Amendment to Amended and Restated Loan and Security Agreement, dated as of February 25, 2003, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 30, 2004, and that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of April 4, 2005 (as the same now exists or may hereafter be amended, modified, supplement, extended, renewed or replaced, the “Loan Agreement”).

B.                                     Each of the Borrowers and the Lender desires to amend the Loan Agreement upon the terms and conditions set forth herein.

C.                                     Each of the Borrowers is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the rights or remedies of the Lender as set forth in the Loan Agreement are being waived or modified by the terms of this Amendment.

AMENDMENT

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the parties hereto hereby agree as follows:

SECTION 1.  Amendment.  Clause (e) of Section 1.33 (“Change of Control”) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:  “(e) the failure of the Permitted Holders to hold at least thirty percent (30%) of the voting power of the total outstanding Voting Stock of Parent, and the failure of Parent to own one hundred percent (100%) of the voting power of the total outstanding Voting Stock of the other Borrowers.”

SECTION 2.  Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the receipt by Lender of the following:

(a)                                  Counterparts of this Amendment, duly executed and delivered by each of the parties hereto.

(b)                                 Such other documents related hereto or in furtherance hereof as Lender may reasonably require.

SECTION 3.  No Other Changes.  Except as explicitly amended by this Amendment, all of the terms and conditions of the Loan Agreement shall remain in full force and effect and shall apply to any Loan or Letter of Credit Accommodation thereunder.

SECTION 4.  Defined Terms.  Unless otherwise defined herein, terms used in this Amendment that are defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.  In addition, it is expressly understood that the term Financing Agreements as used herein or in any other Financing Agreement includes this Amendment for all purposes, including for the purposes of Section 5 hereof.

SECTION 5.  Representations and Warranties.  Each Borrower reaffirms that the representations and warranties made to Lender in the Loan Agreement and other Financing Agreements are true and correct in all material respects as of the date of this Amendment as though made as of such date and after giving effect to this Amendment.  In addition, each Borrower makes the following representations and warranties to Lender, which shall survive the execution of this Amendment.

(a)                                  The execution, delivery and performance of this Amendment are within each Borrower’s powers, have been duly authorized by all necessary actions, have received all necessary governmental approvals, if any, and do not (i) contravene any other contractual restriction, law or governmental regulation or court decree or order binding on or affecting any Borrower or its assets, (ii) violate any Borrower’s organizational documents or instruments, or (iii) result in, or require the creation or imposition of, any security interest, mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of any Obligor’s assets or properties, including the Collateral, except for liens, security interests and other encumbrances granted under the Financing Agreements.

(b)                                 This Amendment is the legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally.

(c)                                  Since the dates of the financial statements most recently provided by Borrowers to Lender pursuant to Sections 9.6(a)(i) and 9.6(a)(iii) of the Loan Agreement, there has been no Material Adverse Change.

(d)                                 No event has occurred and is continuing, after giving effect to this Amendment, which constitutes a Default or an Event of Default under the Loan Agreement or any other of the Financing Agreements, or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

SECTION 6.  Continuing Effect of Financing Agreements.  To the extent of any inconsistencies between the terms of this Amendment and the Loan Agreement, this Amendment shall govern.  In all other respects, the Loan Agreement and other Financing Agreements shall remain in full force and effect and are hereby ratified and confirmed.

SECTION 7.  Governing Laws.  This Amendment, upon becoming effective, shall be deemed to be a contract made under, governed by, and subject to, and shall be construed in accordance with, the internal laws of the State of California.

SECTION 8.  No Waiver.  The execution of this Amendment and acceptance of any other documents related hereto shall not be deemed to be a waiver of any Event of Default under the Loan Agreement or breach, default or event of default under any other Financing Agreement, whether or not known to Lender and whether or not existing on the date of this Amendment.

SECTION 9.  Integration.  The Loan Agreement as amended by this Amendment, together with the other Financing Agreements, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties; there are no oral agreements between the parties.  Without limiting the foregoing, in the event this Amendment conflicts with the terms of any letter agreement between Borrowers and Lender, the terms of this Amendment shall control.

SECTION 10.  Reference to and Effect on the Financing Agreements.

(a)                                  Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in all other documents or agreements related thereto, including the other Financing Agreements, to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b)                                 To the extent that any terms and conditions in any of the Financing Agreements or any documents or agreements related thereto shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

SECTION 11.  Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 12.  Execution in Counterparts.  This Amendment may be executed by facsimile and in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

SECTION 13.  Section Captions.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 14.  Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Amendment as of the date first set forth above, to become effective in the manner set forth above.

GUESS ?, INC.,
as a Borrower

By:	/s/	Deborah Siegel
Name:		Deborah Siegel
Title:		Secretary

GUESS? RETAIL, INC.,
as a Borrower

By:	/s/	Deborah Siegel
Name:		Deborah Siegel
Title:		Secretary

GUESS.COM, INC.,
as a Borrower

By:	/s/	Deborah Siegel
Name:		Deborah Siegel
Title:		Secretary

WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), as Lender

By:	/s/	Gary Whitaker
Name:		Gary Whitaker
Title:		Director